UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017 (June 9, 2017)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 18th Floor New York, NY 98001
(Address of principal executive offices)

(212) 521-4052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by 1847 Holdings LLC (the “Company”) on March 9, 2017, on March 3, 2017, the Company’s subsidiary 1847 Neese Inc. and its wholly-owned subsidiary Neese, Inc. (collectively, the “Lessee”) entered into a Master Lease Agreement (the “Master Lease”) with Utica Leaseco, LLC (the “Lessor”). Under the Master Lease, the Lessor loaned an aggregate of $3,240,000 for certain of Neese’s equipment listed therein, which it leases to the Lessee. The initial term of the Master Lease for was 51 months. Under the Master Lease, the Lessee agreed to pay a monthly rent of $53,000 for the first three months, with such amount increasing to $85,321.63 for the remaining 48 months.

On June 14, 2017, the Lessee and Lessor entered into a First Amendment to Lease Documents (the “First Amendment”), pursuant to which the parties agreed to, among other things, extend the term of the Master Lease from 51 months to 57 months and amend the payments due thereunder. Under the Master Lease, the Lessee agreed to pay a monthly rent of $53,000 for the first ten months, with such amount increasing to $85,321.63 for the remaining 47 months, for a new aggregate loan amount of $4,540,116.61. In connection with the extension of the term of the Master Lease, the parties also amended the schedule of stipulated loss values and early termination payment schedule attached thereto. In connection with the First Amendment, the Lessee agreed to pay the Lessor an amendment fee of $2,500.

The foregoing summary of the terms and conditions of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The First Amendment is filed as Exhibit 10.2 herewith, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On June 9, 2017, the Company completed a 1-for-25 reverse split of the Company’s outstanding common shares. The new CUSIP number for the Company’s common stock is 28252B 200.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1

Master Lease Agreement, dated March 3, 2017, between Utica Leaseco, LLC, 1847 Neese Inc. and Neese, Inc. (incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission March 9, 2017)

10.2	First Amendment to Lease Documents, dated June 14, 2017, between Utica Leaseco, LLC, 1847 Neese Inc. and Neese, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: June 15, 2017	By:	/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1

Master Lease Agreement, dated March 3, 2017, between Utica Leaseco, LLC, 1847 Neese Inc. and Neese, Inc. (incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission March 9, 2017)

10.2	First Amendment to Lease Documents, dated June 14, 2017, between Utica Leaseco, LLC, 1847 Neese Inc. and Neese, Inc.

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